                                                               EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             08/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-8                                   WEIGHTED AVERAGE PC RATE:    6.78248%

POOL NUMBER:  Group 1 = 1750, 1751, 1752

____________________________________________________________________________________________

ISSUE DATE:  07/31/2001

CERTIFICATE BALANCE AT ISSUE:    $970,646,141.00

                                                                 CERTIFICATE

                                                   TOTAL         ACCOUNT            CERTIFICATE

                                                   NUMBER OF     ACTIVITY           BALANCE

                                                   MORTGAGES     (@PC RATE)         OUTSTANDING

                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    2352                         $970,646,142.05

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                   $1,130,200.84

Unscheduled Principal Collection/Reversals                           $540,633.82

Liquidations-in-full                                      17       $7,450,828.62

Net principal Distributed                                          $9,121,663.28     ($9,121,663.28)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       2335                         $961,524,478.77

SCHEDULED INTEREST AT MORTGAGE RATE:                               $5,950,506.50

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00

Interest Uncollected on Liquidation                                        $0.00

Interest Uncollected on Non-Earning Assets                                 $0.00

Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00

Expense Reimbursements                                                     $0.00

Gain on Liquidations                                                       $0.00

Hazard Insurance Premium Refunds                                           $0.00

Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $462,689.11

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                  $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $14,609,480.67

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             08/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-8                                   WEIGHTED AVERAGE PC RATE:    6.78248%

POOL NUMBER:  Group 1 = 1750, 1751, 1752

____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                 0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                            Total

   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

     $9,121,663.28     $5,487,817.39             $0.00     $5,487,817.39             $0.00    $14,609,480.67

INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00

Special Hazard          $9,706,461.00             $0.00             $0.00             $0.00     $9,706,461.00

Bankruptcy Bond

   Single-Units           $263,721.00             $0.00             $0.00             $0.00       $263,721.00

   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00

Mortgage Repurchase     $9,706,461.00             $0.00             $0.00             $0.00     $9,706,461.00

DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

   36     $13,912,091.53         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,

CB5, CB6 Certificates immediately after the principal and interest distribution on 08/25/2001 are as follows:

                Class       Class Principal Balance

                CB1               $16,966,532.22

                CB2                $4,847,581.63

                CB3                $3,878,063.51

                CB4                $2,423,790.32

                CB5                $1,454,275.19

                CB6                $1,939,033.25

                              __________________

                Total             $31,509,276.12

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of July 31, 2001):

SERIES:  2001-8                 POOL NUMBER:  Group 1 = 1750, 1751, 1752

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent

                     Mortgage Pool              Loans                  1 Month

                  --------------------   ---------------------   ---------------------

Dollar Amount:       $961,524,478.77**       $13,912,091.53***       $13,912,091.53***

Number:                         2335                     36                      36

% of Pool:                    100.00%                  1.45%                   1.45%

(Dollars)

% of Pool:                    100.00%                  1.54%                   1.54%

(No. of Loans)

                           IV                      V                      VI

                    Loans Delinquent        Loans Delinquent           Loans In

                        2 Month                 3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***

Number:                           0                       0                       0

% of Pool:                    0.00%                    0.00%                   0.00%

(Dollars)

% of Pool:                    0.00%                    0.00%                   0.00%

(No. of Loans)

                          VII

                     Loans Acquired

                  --------------------

Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all August 01, 2001 scheduled payments and July 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

July 31, 2001.

Trading Factor, calculated as of distribution date : 0.99060248.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including August 01, 2001, and unscheduled prepayments in months prior to August ) can be calculated.